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                            SUPPLEMENTAL AGREEMENT

                                    Between

                        THE UNITED ILLUMINATING COMPANY

                                      And

                              LOCAL 470-1 OF THE

                    UTILITY WORKERS UNION OF AMERICA, AFL-CIO


                                  May 16, 1995



                             [Logo of Local 470-1]
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                             SUPPLEMENTAL AGREEMENT

                               PART-TIME EMPLOYEES

                        (As Amended Through May l5, 1998)



     The United Illuminating Company, hereinafter

referred to as the "Company," and Local 470-1 Utility

Workers Union of America, AFL-CIO, hereinafter referred

to as the "Union," agree as follows:


1.   Any employee who regularly works less than 40

     hours per week is deemed to be a part-time

     employee.


2.   Each part-time employee shall be paid an hourly

     rate no less than the minimum rate for his labor

     grade, as set forth in the collective bargaining

     agreement between the parties hereto dated July 6,

     1964, and any successive agreements.


     One and one-half times the regular hourly rate

     shall be paid to each part-time employee for hours

     worked in excess of eight in any one day or in

     excess of forty in any one week, but such overtime

     rates of pay shall not be applied more than once

     to any particular hour worked.


     Each part-time employee may be promoted once and

     once only to the next higher labor grade.


     Part-time employees will be entitled to

     consideration for increases in pay in accordance

     with the terms of the collective bargaining

     agreement between the parties; for this purpose

     1000 hours of work will be considered to be the

     equivalent of the twenty-six week period.


3.   The Company will not hire part-time employees with

     the intention of reducing promotional

     opportunities of full-time employees.  The Company

     will not utilize a part-time employee to do work

     outside of the regularly scheduled work week of a

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     full-time employee in the same occupational

     classification, where such full-time employee is

     available for work.


4.   If any grievance arises involving an

     interpretation of the meaning of the provisions of

     this Supplemental Agreement, each part-time

     employee shall have recourse to the grievance

     procedure set forth in Article VIII of said

     collective bargaining agreement dated July 6,

     1964, and any successive agreements.


5.   After the third calendar month of employment,

     regardless of hours worked, each part-time

     employee shall, as a condition of employment, pay

     to the Union the amount of dues payable by Union

     members for each month in which he has worked 50

     hours or more.


     Any part-time employee who previously had paid

     dues to the Union shall, as a condition of

     employment, from the first month of employment,

     pay to the Union the amount of dues payable by

     Union members, for each month in which he has

     worked 50 hours or more.


6.   Upon the individual written request of any

     part-time employee in the form attached hereto and

     marked Exhibit One, the Company shall, on the

     first regular payday in the month following

     receipt of such written request and on the first

     regular payday in every month thereafter, deduct

     such amount as the President of the Union shall

     from time to time certify to the Company as being

     the monthly dues which have been established as

     payable in accordance with the Constitution and

     By-Laws of the Union, provided such an amount is

     owing to said employee on said first regular

     payday of the month, and provided further that

     said employee has worked at least 50 hours during

     the month immediately preceding said payday.  All

     such written requests shall terminate

     automatically upon the termination of this

     Supplemental Agreement, and any such written

     request shall be revocable at any time as to

     future deductions by written notice by the

     employee to the Company.  The Union agrees to

     indemnify and save harmless the Company for any

     sums which the Company is required to pay as the

     result of a claim that the sums of money herein

     referred to have been illegally deducted.

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7.   (a)  From May 16, 1995, to December 31, 1995,

     for all part-time employees and their eligible

     dependents, if any, the Company will pay the

     premiums for the Blue Cross & Blue Shield of

     Connecticut Semi-Private Plan with Semi-Private

     Maternity Rider and Co-Pay Prescription Rider and

     the Blue Cross & Blue Shield of Connecticut

     Century 90 Plan.  In lieu thereof, all part-time

     employees shall have the option of enrolling in

     the Blue Cross & Blue Shield Century 2000 Plan or

     in a qualified Health Maintenance Organization

     Plan, if available.  If a part-time employee

     elects such option, the Company will pay monthly

     for the following month's coverage for such

     employee and his or her enrolled eligible

     dependents the entire charge for the optional

     coverage.  However, the Company's contribution

     toward such payment shall not be greater than the

     amount of the equivalent premium which the Company

     would have paid if such part-time employee had not

     elected the optional coverage.  If the payment

     required for participation in the optional plan is

     greater than the amount the Company contributes,

     the Company shall deduct from the part-time

     employee's pay, commencing on the first payday

     following the effective date of coverage, provided

     the Company is in receipt of a written

     authorization for such purpose from the employee,

     the additional amount required for full payment

     for the optional coverage.  The Company shall have

     the right to replace any of the existing plans

     with another plan which will provide the same

     benefits.  The Company will inform the Union prior

     to changing an existing plan with any other plan.


     (b) Effective January 1, 1996, the Company will

     make available to all part-time employees the Blue

     Cross & Blue Shield of Connecticut Century

     Preferred Plan.  The Company will pay 95% of the

     cost of the premiums (94% effective January 1,

     1997, and 93% effective January 1, 1998) for such

     coverage for all part-time employees and their

     eligible dependents, if any, and part-time

     employees shall pay the remaining premium costs

     for themselves and their eligible dependents, if

     any.  In lieu thereof, all part-time employees

     shall have the option of enrolling in a qualified

     Health Maintenance Organization, if available.  If

     a part-time employee elects such option, and if

     the cost of the premiums for such optional

     coverage is less than the cost of the Blue Cross &

     Blue Shield of Connecticut Century Preferred Plan,

     the Company will pay 95% of the premium costs (94%

     effective January 1, 1997, and 93% effective

     January 1, 1998) for such optional coverage for

     the part-time employee and his eligible

     dependents, if any, and the part-time

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     employee shall pay the remaining premium costs for

     himself and his eligible dependents, if any.  If

     the costs of the premiums for such optional

     coverage exceeds the cost of the Blue Cross & Blue

     Shield of Connecticut Century Preferred Plan, the

     Company will pay an amount equal to the amount it

     otherwise would have paid for such part-time

     employee and his eligible dependents had the

     employee not elected optional coverage, and the

     part-time employee shall pay the remaining premium

     costs for himself and his eligible dependents, if

     any.  The part-time employee's share of the

     premium costs for the coverages described in this

     7(b) shall be deducted from the part-time

     employee's pay on a weekly basis, commencing on

     the first payday following the effective date of

     coverage, provided the Company is in receipt of a

     written authorization for such purpose from the

     part-time employee.


     The Company shall have the right to replace any of

     the health insurance plans described in this 7(b)

     with a substitute plan that provides comparable,

     but not identical benefits.  For purposes of 7(b),

     overall comparability shall be determined without

     regard to (a) any changes in the identity of the

     carrier, (b) any differences in plan provisions

     concerning the administration of benefits and

     procedures for obtaining reimbursement for

     services, and (c) any differences based on a one-

     for-one comparison of specific benefits in the

     substitute plan and those in the existing plan, it

     being recognized by the parties that differences

     in benefits offered for specific services do not

     necessarily render plans materially dissimilar on

     a comprehensive basis and that the intent of this

     section is to ensure only that any substitute

     plans adopted by the Company approximate prior

     plans without a material change in the overall

     level of benefits provided to employees and their

     eligible dependents.  The Company will solicit the

     input of the Union prior to adopting a substitute

     plan under this section, and will allow for Union

     representation on any committee formed for the

     purpose of reviewing the provisions of any

     substitute plans considered by the Company.


8.   Except as otherwise provided expressly herein,

     nothing in this Supplemental Agreement shall be

     deemed to give part-time employees any rights or

     benefits under the collective bargaining agreement

     between the parties hereto dated September 16,

     1980, and any successive agreements, or to limit

     the Company in any way in the exercise of the

     regular and customary functions of management,

     including, among other things, the direction of

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     the working forces; the establishment of methods

     of operation; the promotion and demotion of

     employees; the establishment of plans for

     increased efficiency; the adoption and maintenance

     of engineering standards and standards of

     performance and quality; the right to hire,

     suspend or discharge for proper cause; the right

     to select or employ supervisory employees,

     including foremen and their assistants; the right

     to transfer or relieve from duty because of lack

     of work; the right to determine from time to time

     the number of hours worked per day and per week;

     and the right to establish and enforce rules and

     regulations pertaining to personal conduct and

     deportment of employees.  The provisions of this

     Article shall not be used arbitrarily or

     capriciously as to any employee or for the purpose

     of discriminating in any manner against the Union

     or its members.


9.   Each part-time employee who is required to work on

     a Sunday shall receive $4.50 (effective May 16,

     1996, $4.60) (effective May 16, 1997, $4.70) for

     each hour worked, and such additional amount shall

     be deemed to be part of such part-time employee's

     regular hourly rate for that day.


10.  Each part-time employee who works his regularly

     scheduled hours on his last scheduled day before

     and his first scheduled day after a holiday as

     described in Article IV, Section 1, shall be paid

     five hours' pay at his regular hourly rate.  In

     addition, each part-time employee who is required

     to work on a holiday shall be paid at one and one-

     half times his regular hourly rate for all holiday

     hours worked.


11.  Each part-time employee who is on the payroll on

     or before May 1 of the preceding calendar year and

     continuously thereafter until the end of the

     preceding calendar year and who works at least

     1000 hours during such preceding calendar year

     shall receive vacation with pay for vacations in

     calendar years subsequent to 1995 as follows:


     (a)  72 hours to each employee whose years of

          total service as of the end of the preceding

          calendar year equaled or exceeded 14 years,

          for which vacation the employee will receive

          the equivalent of 72 times his regular hourly

          rate.

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     (b)  48 hours to each employee whose years of

          total service as of the end of the preceding

          calendar year equaled or exceeded 5 years,

          for which vacation the employee will receive

          the equivalent of 48 times his regular hourly

          rate.


     (c)  30 hours to each employee whose years of

          total service as of the end of the preceding

          calendar year was less than 5 years, for

          which vacation the employee will receive the

          equivalent of 30 times his regular hourly

          rate.


     (d)  for purposes of determining years of

          total service as contained in subsections

          (a), (b) and (c) above, a year shall mean any

          calendar year following the year of

          employment in which the employee is credited

          with no less than 1000 hours of service.


12.  For the first five days of jury duty service, a

     part-time employee will be paid the difference

     between his jury duty pay and his regular hourly

     rate of pay for such hours of absence within his

     regularly scheduled work hours for those five

     days.


     For each week of jury duty service thereafter, a

     part-time employee with 1000 hours or more of

     service within the previous twelve months will be

     paid the difference between his jury duty pay and

     his regular hourly rate for such hours of absence

     within his regularly scheduled work week but not

     in excess of 24 hours in any one week.


13.  When any part-time employee has worked at least

     1000 hours in the preceding calendar year, and

     thereafter is absent from work due to sickness and

     satisfies the Company that such absence from work

     is warranted, the Company will pay such employee

     at his regular hourly rate for such hours of

     absence within his regular scheduled work week,

     subject to the limitation that hours for which

     such pay is allowed shall not aggregate more than

     24 for any year ending on December 31st, provided,

     however, that any portion of the 72 hours sick

     allowance not used during the immediately

     preceding three years, will be used before the 24

     hours of sick allowance of the current year.

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14.  When any part-time employee is absent from work

     due to the death of his spouse, child, foster

     child, parent (or step-parent in lieu of parent),

     and has worked at least 1000 hours in the

     preceding calendar year, the Company will pay such

     employee at his regular hourly rate for such hours

     of absence within his regular scheduled work week

     following the death and through the day of the

     funeral up to a maximum of twenty hours.  When any

     part-time employee is absent from work due to the

     death of his brother, sister, or parent-in-law and

     has worked at least 1000 hours in the preceding

     calendar year, the Company will pay such employee

     at his regular hourly rate for such hours of

     absence within his regular scheduled work week

     following the death and through the day of the

     funeral up to a maximum of twelve hours.  When any

     part-time employee is absent from work due to the

     death of his grandparent or grandchild and has

     worked at least 1000 hours in the preceding

     calendar year, the Company will pay such employee

     at his regular hourly rate for such hours of

     absence within his regular scheduled work week

     following the death and through the day of the

     funeral up to a maximum of four hours.


15.  The Company will take such action as is

     appropriate to amend The United Illuminating

     Company Plan for Employees' Disability Benefits to

     provide the following:


     When any part-time employee has worked at least

     1000 hours in the preceding calendar year, and

     thereafter is absent from work due to a non-

     occupational illness or injury and satisfies the

     Company that such absence is warranted, the

     Company will pay such employee at his regular

     hourly base rate at the time the disability began

     based on the following schedule:

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       Length of Continuous Employment       Benefits
       -------------------------------       --------

       1 year but less than 2 years          20 hours for 1 week

                                             10 hours for 1 week

       2 years but less than 5 years         20 hours for 4 weeks

                                             10 hours for 9 weeks

       5 years but less than 10 years        20 hours for 13 weeks

                                             10 hours for 13 weeks

       10 years but less than 25 years       20 hours for 13 weeks

                                             10 hours for 39 weeks

       25 years or more                      20 hours for 26 weeks

                                             10 hours for 26 weeks


     Benefits will be paid beginning with the eighth

     calendar day of absence.  If an employee who has

     received sickness benefits returns to work and is

     again absent within two weeks of returning to

     work, benefits will begin again without a waiting

     period.


     Any sickness occurring after the employee has been

     continuously engaged in the performance of his

     duties for 13 weeks will be considered a new

     absence.


16.  This Supplemental Agreement shall become effective

     upon execution by both parties and shall

     thereafter be effective only while there is in

     effect between the parties hereto a valid

     collective bargaining agreement covering the

     regular full-time employees of the Company.

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IN WITNESS WHEREOF, the parties have executed this

Supplemental Agreement, at New Haven, Connecticut, this

26th day of July, l995.


                              LOCAL 470-1 OF THE
                              UTILITY WORKERS UNION OF
                              AMERICA, AFL-CIO


                         By:  /s/ Gary J. Brooks
                            --------------------------------
                              Gary J. Brooks
                              President


                              /s/ Kevin J. Kerrigan
                            --------------------------------
                              Kevin J. Kerrigan
                              Executive Vice President


                              /s/ Vincent P. Fiumidinisi
                            --------------------------------
                              Vincent P. Fiumidinisi
                              Vice President - Generation


                              /s/ Joseph W. Rydzy
                            --------------------------------
                              Joseph W. Rydzy
                              Vice President - Distribution


                              /s/ Carol G. Goldie
                            --------------------------------
                              Carol G. Goldie
                              Vice President-Customer Services/
                              Finance & Accounting


                              /s/ Joseph A. Orsini
                            --------------------------------
                              Joseph A. Orsini
                              Recording Secretary, Local 470-1

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                              THE UNITED ILLUMINATING COMPANY


                         By:  /s/ Albert N. Henricksen
                            --------------------------------
                              Albert N. Henricksen
                              Vice President
                              Administration


                              /s/ David W. Hoskinson
                            --------------------------------
                              David W. Hoskinson
                              Vice President
                              Generation


                              /s/ Robert H. Hyde
                            --------------------------------
                              Robert H. Hyde
                              Vice President
                              Customer Services


                              /s/ Raymond G. Dube
                            --------------------------------
                              Raymond G. Dube
                              Vice President
                              Transmission & Distribution


                              /s/ James L. Benjamin
                            --------------------------------
                              James L. Benjamin
                              Controller


                              /s/ Robert A. Nastri
                            --------------------------------
                              Robert A. Nastri
                              Director Labor/Industrial Relations


                              /s/ William J. Manniel
                            --------------------------------
                              William J. Manniel
                              Senior Labor/Industrial Relations Specialist


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                              EXHIBIT ONE

                    Dues Deduction Authorization Form

                        for Part-Time Employees


                                 Date:
                                      -----------------------




The United Illuminating Company

157 Church Street

New Haven, Connecticut  06510-2103


     I hereby request and direct The United

Illuminating Company to deduct each month from payments

for my services such amount as the President of Local

470-1 of the Utility Workers Union of America, AFL-CIO

shall from time to time certify to the Company as being

the monthly dues which have been established as payable

in accordance with the Constitution and By-Laws of the

Union.  I request that such amount be deducted on the

first regular payday in each month, after the delivery

of this request to the Company, provided such an amount

is owing to me on said payday and provided further that

I have worked for the Company at least 50 hours during

the month immediately preceding said payday.

     I direct that said sum be paid to the Financial

Secretary of the Union who is certified by the Union to

the Company from time to time.

     I agree to indemnify and save harmless the Company

for any sums which the Company may be required to pay

as the result of a claim that money deducted from my

pay and paid to the Financial Secretary of the Union in

accordance with this request has been illegally

deducted. This authorization may be revoked by me at

any time as to any future deductions by giving written

notice to the Company and shall not be effective during

any period when there is no agreement between the

Company and the Union.

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